Quarterly Holdings Report
for
Fidelity® Water Sustainability Fund
August 31, 2021
DSW-NPRT1-1021
1.9897401.101
Common Stocks - 99.3%
	Shares	Value ($)
HEALTH CARE - 4.5%
Health Care Equipment & Supplies - 4.5%
Danaher Corp.	14,040	4,551,206
INDUSTRIALS - 64.4%
Aerospace & Defense - 3.2%
Teledyne Technologies, Inc. (a)	6,809	3,155,154
Building Products - 4.9%
Advanced Drain Systems, Inc.	34,235	3,907,925
Geberit AG (Reg.)	1,160	969,295
		4,877,220
Commercial Services & Supplies - 6.7%
Tetra Tech, Inc.	46,818	6,734,301
Electrical Equipment - 3.0%
AMETEK, Inc.	21,774	2,960,611
Industrial Conglomerates - 11.4%
Honeywell International, Inc.	6,630	1,537,563
Roper Technologies, Inc.	20,432	9,874,377
		11,411,940
Machinery - 35.2%
Aalberts Industries NV	7,524	469,962
Energy Recovery, Inc. (a)	4,198	85,765
Evoqua Water Technologies Corp. (a)	123,063	4,789,612
Georg Fischer AG (Reg.)	1,109	1,820,177
IDEX Corp.	13,830	3,097,920
Indutrade AB	94,566	3,123,178
Ingersoll Rand, Inc. (a)	92,574	4,908,273
Mueller Water Products, Inc. Class A	38,579	641,183
Organo Corp.	1,889	109,204
Pentair PLC	59,984	4,628,365
Rexnord Corp.	94,659	5,751,481
Watts Water Technologies, Inc. Class A	9,012	1,546,189
Xylem, Inc.	31,521	4,296,628
		35,267,937
TOTAL INDUSTRIALS		64,407,163
INFORMATION TECHNOLOGY - 9.2%
Electronic Equipment & Components - 9.2%
Badger Meter, Inc.	25,054	2,683,033
Halma PLC	157,652	6,508,938
		9,191,971
MATERIALS - 1.3%
Chemicals - 1.3%
Olin Corp.	26,123	1,301,970
UTILITIES - 19.9%
Water Utilities - 19.9%
American States Water Co.	26,042	2,401,333
American Water Works Co., Inc.	68,173	12,424,529
Middlesex Water Co.	34,410	3,764,798
Severn Trent PLC	32,512	1,234,590
York Water Co.	1,682	86,741
		19,911,991
TOTAL COMMON STOCKS (Cost $84,374,791)		99,364,301

Nonconvertible Preferred Stocks - 0.3%
	Shares	Value ($)
UTILITIES - 0.3%
Water Utilities - 0.3%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR (Cost $320,526)	39,906	276,150

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $1,533,630)	1,533,323	1,533,630

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $86,228,947)	101,174,081
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(1,129,539)
NET ASSETS - 100.0%	100,044,542

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	1,764,151	10,315,795	10,546,316	157	-	-	1,533,630	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	-	3,901,100	3,901,100	30	-	-	-	0.0%
Total	1,764,151	14,216,895	14,447,416	187	-	-	1,533,630

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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